                                                                    Exhibit 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 333-46402).


                                             /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
   March 29, 2001